American Century World Mutual Funds, Inc.
Statement of Additional Information Supplement

Emerging Markets Fund ■ Global Growth Fund
International Discovery Fund ■ International Growth Fund
International Opportunities Fund ■ International Stock Fund
International Value Fund ■ NT Emerging Markets Fund
NT International Growth Fund

Supplement dated September 1, 2010 ¡ Statement of Additional Information dated March 1, 2010

The Board of Directors has approved an agreement and plan of reorganization, whereby the net assets of the International Stock Fund will be transferred to the American Century International Growth Fund in exchange for shares of the International Stock Fund.

The reorganization is expected to be effective on October 29, 2010, as of the close of the New York Stock Exchange.  At that time, all references to International Stock should be deleted from the Statement of Additional Information.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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